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                                                                EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-92379) of FreeShop.com, Inc. of our report dated January 21, 2000, relating to the financial statments, which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington
March 29, 2000